UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  April 22, 2009

SPORT CHALET, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Canada, CA 91011
(Address of principal executive offices) (Zip Code)

(818) 949-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the "Board") of Sport Chalet, Inc. (the "Company") has increased the authorized number of directors from six to seven, and unanimously elected Kevin J. Ventrudo to fill the newly created vacancy effective April 22, 2009.  Mr. Ventrudo was elected as a Class 2 director to serve until the annual meeting of stockholders to be held in 2009.

Mr. Ventrudo, 50, is an independent consultant.  From 1998 to 2001, Mr. Ventrudo was a Managing Director of SG Cowen Securities Corporation and previously served as a Managing Director of Smith Barney/Salomon Smith Barney (1996-1997), a Managing Director of Sutro & Co. Incorporated (1991-1994), the Chief Financial Officer of L.A. Gear, Inc. (1990-1991), and a Vice President of Merrill Lynch Capital Markets (1985-1990).  Mr. Ventrudo received his MBA from Stanford Graduate School of Business and his B.A. in Economics from Yale University.

The committees of the Board on which Mr. Ventrudo may serve, if any, have not been determined at the time of this Report.

The appointment of Mr. Ventrudo to the Board was not the result of any arrangement or understanding between Mr. Ventrudo and any other person or entity.  There are no transactions between Mr. Ventrudo or any member of his immediate family and the Company or any of its subsidiaries.

Mr. Ventrudo will be entitled to such compensation as may be in effect from time to time for members of the Board.

Item 7.01	Regulation FD Disclosure.

On April 22, 2009, the Company issued a press release announcing that the Board of Directors of the Company has increased the authorized number of directors to seven and elected Kevin J. Ventrudo to fill the vacancy created thereby effective April 22, 2009.  A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.

The information furnished in Item 7.01 of this Report, including the exhibits incorporated by reference, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.  The furnishing of the information in Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated April 22, 2009, entitled: "Sport Chalet Announces New Board Member.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT CHALET, INC.

Date: April 22, 2009	By:	/s/ Howard K. Kaminsky
Howard K. Kaminsky, Executive Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release dated April 22, 2009, entitled: "Sport Chalet Announces New Board Member.”